Exhibit 99.2 DESIGNED TO RESPOND BUILT TO DELIVER Landstar System, Inc. Earnings Conference Call Third Quarter 2018 October 24, 2018 Date Published: 10/24/2018Exhibit 99.2 DESIGNED TO RESPOND BUILT TO DELIVER Landstar System, Inc. Earnings Conference Call Third Quarter 2018 October 24, 2018 Date Published: 10/24/2018

The following is a "safe harbor" statement under the Private Securities Litigation Reform Act of 1995. Statements made during this presentation that are not based on historical facts are "forward looking statements." During this presentation, I may make certain statements, containing forward-looking statements, such as statements which relate to Landstar's business objectives, plans, strategies and expectations. Such statements are by nature subject to uncertainties and risks, including but not limited to: the operational, financial and legal risks detailed in Landstar's Form 10-K for the 2017 fiscal year, described in the section Risk Factors, and other SEC filings from time to time. These risks and uncertainties could cause actual results or events to differ materially from historical results or those anticipated. Investors should not place undue reliance on such forward-looking statements, and Landstar undertakes no obligation to publicly update or revise any forward-looking statements.

Date Published: 10/24/2018

LANDSTAR

2

Model Definition Landstar is a worldwide, asset-light provider of integrated transportation management solutions delivering safe, specialized transportation services to a broad range of customers utilizing a network of agents, third party capacity providers and employees. 3 Date Published: 10/24/2018Model Definition Landstar is a worldwide, asset-light provider of integrated transportation management solutions delivering safe, specialized transportation services to a broad range of customers utilizing a network of agents, third party capacity providers and employees. 3 Date Published: 10/24/2018

The Network 2017 Results Agents Approx. $3.6 billion in revenue 1,200 2.0 million loadings 542 million dollar agents 9,696 BCO trucks (2017 year-end) Landstar 49,934 Carriers (2017 year-end) Employees 15,000+ Trailers (2017 year-end) Approx. 1,300 Customers Capacity 25,000+ 59,000+ 4 Date Published: 10/24/2018The Network 2017 Results Agents Approx. $3.6 billion in revenue 1,200 2.0 million loadings 542 million dollar agents 9,696 BCO trucks (2017 year-end) Landstar 49,934 Carriers (2017 year-end) Employees 15,000+ Trailers (2017 year-end) Approx. 1,300 Customers Capacity 25,000+ 59,000+ 4 Date Published: 10/24/2018

Transportation Management Services Percentage of Revenue 3Q17 3Q18 Truck Transportation Truckload Van equipment 58% 60% Unsided/platform equipment 32% 31% Less-than-truckload 2% 2% Rail intermodal 3% 3% Ocean and air cargo 3% 3% 5 Date Published: 10/24/2018Transportation Management Services Percentage of Revenue 3Q17 3Q18 Truck Transportation Truckload Van equipment 58% 60% Unsided/platform equipment 32% 31% Less-than-truckload 2% 2% Rail intermodal 3% 3% Ocean and air cargo 3% 3% 5 Date Published: 10/24/2018

# Revenue
# ($'s in thousands)

## Year-to-Date



$3,600,000
$3,300,000
$3,000,000
$2,700,000
$2,400,000
$2,594,772
$3,432,793
3Q17 YTD
3Q18 YTD

## Quarter



$1,300,000
$1,220,000
$1,140,000
$1,060,000
$980,000
$900,000
$943,430
$1,202,081
3Q17
3Q18

| Year over Prior Year | Rate [1] | Volume [2] | Change |
|---|---|---|---|
| Truck Revenue | 20.7% | 9.7% | 32.3% |
| Rail Intermodal Revenue | 11.4% | 25.7% | 40.0% |
| Ocean/Air Revenue | -0.1% | 17.1% | 17.0% |
| Insurance Premiums | NA | NA | 10.2% |
| Total Revenue | | | 32.3% |

| Qtr over Prior Year Qtr | Rate [1] | Volume [2] | Change |
|---|---|---|---|
| Truck Revenue | 19.4% | 6.7% | 27.4% |
| Rail Intermodal Revenue | 17.4% | 21.1% | 42.2% |
| Ocean/Air Revenue | -20.1% | 32.4% | 5.7% |
| Insurance Premiums | NA | NA | 13.7% |
| Total Revenue | | | 27.4% |

(1) Percentage change in rate is calculated on a revenue per load basis.
(2) Percentage change in volume is calculated on the number of loads hauled.

Date Published: 10/24/2018
LANDSTAR
6

# Truckload Loadings and Revenue per Load

*(Excludes LTL)*

**Van Equipment**


Number of Loads
380,000
360,000
340,000
320,000
300,000
280,000
260,000
240,000
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18


Revenue per Load
$2,100
$2,000
$1,900
$1,800
$1,700
$1,600
$1,500
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18

**Unsided/Platform Equipment**


Number of Loads
140,000
130,000
120,000
110,000
100,000
90,000
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18


Revenue per Load
$2,900
$2,800
$2,700
$2,600
$2,500
$2,400
$2,300
$2,200
$2,100
$2,000
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18

7
Date Published: 10/24/2018
LANDSTAR

Industries Served As a Percentage of Revenue Quarter over Prior Year Quarter 3Q17 3Q18 Growth Consumer Durables 21.0 23.2 41% Machinery 14.3 14.3 28% Automotive 7.1 8.3 49% Building Products 10.2 8.7 8% Metals 6.6 6.7 30% AA&E, Hazmat 8.6 8.4 25% Foodstuffs 4.7 5.5 49% Energy 3.2 2.8 11% Other 24.3 22.1 16% Transportation Revenue 100.0 100.0 28% 8 Date Published: 10/24/2018Industries Served As a Percentage of Revenue Quarter over Prior Year Quarter 3Q17 3Q18 Growth Consumer Durables 21.0 23.2 41% Machinery 14.3 14.3 28% Automotive 7.1 8.3 49% Building Products 10.2 8.7 8% Metals 6.6 6.7 30% AA&E, Hazmat 8.6 8.4 25% Foodstuffs 4.7 5.5 49% Energy 3.2 2.8 11% Other 24.3 22.1 16% Transportation Revenue 100.0 100.0 28% 8 Date Published: 10/24/2018

# Gross Profit (1) and Gross Profit Margin (2)

***($'s in thousands)***

Year-to-Date



$500,000
$470,000
$440,000
$410,000
$380,000
$498,255
$394,156
15.2%
14.5%
3Q17 YTD
3Q18 YTD

Quarter



$180,000
$170,000
$160,000
$150,000
$140,000
$130,000
$171,304
$140,005
14.8%
14.3%
3Q17
3Q18

| | 3rd Qtr YTD (3) |
|---|---|
| **Changes in gross profit margin** | % |
| 2017 Period | 15.2 |
| Revenue - fixed gp margin | -0.1 |
| Revenue - variable gp margin | -0.1 |
| Change in mix and other | -0.5 |
| 2018 Period | 14.5 |

| | 3rd Qtr (3) |
|---|---|
| **Changes in gross profit margin** | % |
| 2017 Period | 14.8 |
| Revenue - fixed gp margin | -0.2 |
| Revenue - variable gp margin | 0.1 |
| Change in mix and other | -0.4 |
| 2018 Period | 14.3 |

(1) Gross profit equals revenue less the cost of purchased transportation and commissions to agents.
(2) Gross profit margin equals gross profit divided by revenue.
(3) Revenue on transactions with a fixed gross profit margin was 54% and 51% of revenue in the 2017 and 2018 year-to-date periods, respectively, and 53% and 50% of revenue in the 2017 and 2018 third quarters, respectively.

9
Date Published: 10/24/2018
LANDSTAR

# Operating Income and Operating Margin [1]

***($'s in thousands)***

Year-to-Date



$250,000
$235,000
$220,000
$205,000
$190,000
$175,000
$160,000
$173,919
44.1%
$245,647
49.3%
3Q17 YTD
3Q18 YTD

Quarter



$92,000
$85,000
$78,000
$71,000
$64,000
$57,000
$60,567
43.3%
$87,068
50.8%
3Q17
3Q18

| | 3rd Qtr YTD |
|---|---|
| **Changes in operating margin** | % |
| 2017 Period | 44.1 |
| Other operating costs | 0.9 |
| Insurance and claims | 0.3 |
| SG&A | 2.9 |
| Depreciation and amortization | 1.1 |
| 2018 Period | 49.3 |

| | 3rd Qtr |
|---|---|
| **Changes in operating margin** | % |
| 2017 Period | 43.3 |
| Other operating costs | 0.5 |
| Insurance and claims | 1.9 |
| SG&A | 4.1 |
| Depreciation and amortization | 1.0 |
| 2018 Period | 50.8 |

(1) Operating margin equals operating income divided by gross profit.

10

Date Published: 10/24/2018

LANDSTAR

Truck Capacity Data (All information is provided as of the end of the period) Sep 30, Dec 30, Sep 29, (2) (2) 2017 2018 2017 BCO Independent Contractors 8,939 9,087 9,751 Truck Brokerage Carriers: (1) Approved and Active 32,925 3 4,243 40,151 Other Approved 15,138 1 5,691 16,803 4 8,063 4 9,934 56,954 Total Available Truck Capacity Providers 57,002 5 9,021 66,705 Trucks Provided by BCO Independent Contractors 9,548 9,696 1 0,443 (1) Active refers to truck brokerage carriers who hauled freight for Landstar in the 180 day period immediately preceding the period end. (2) Fuel surcharges billed to customers on freight hauled by BCO Independent Contractors, which are paid 100% to the BCO and excluded from revenue, and the cost of purchased transportation were $179.3 million and $122.1 million in the 2018 and 2017 year- to- date periods, respectively, and $62.3 million and $41.4 million in the 2018 and 2017 third quarters, respectively. 11 Date Published: 10/24/2018Truck Capacity Data (All information is provided as of the end of the period) Sep 30, Dec 30, Sep 29, (2) (2) 2017 2018 2017 BCO Independent Contractors 8,939 9,087 9,751 Truck Brokerage Carriers: (1) Approved and Active 32,925 3 4,243 40,151 Other Approved 15,138 1 5,691 16,803 4 8,063 4 9,934 56,954 Total Available Truck Capacity Providers 57,002 5 9,021 66,705 Trucks Provided by BCO Independent Contractors 9,548 9,696 1 0,443 (1) Active refers to truck brokerage carriers who hauled freight for Landstar in the 180 day period immediately preceding the period end. (2) Fuel surcharges billed to customers on freight hauled by BCO Independent Contractors, which are paid 100% to the BCO and excluded from revenue, and the cost of purchased transportation were $179.3 million and $122.1 million in the 2018 and 2017 year- to- date periods, respectively, and $62.3 million and $41.4 million in the 2018 and 2017 third quarters, respectively. 11 Date Published: 10/24/2018

Key Balance Sheet and Cash Flow Statistics ($’s in thousands) YTD YTD Sep 30, Sep 29, 2017 2018 Balance sheet (period end amounts): Debt to Capital 15% 14% Net Cash (1) $ 1 78,026 $ 1 40,330 Cash flow: Cash flow from operations $ 1 32,264 $ 2 04,205 Capital expenditures $ 16,999 $ 7,325 Share repurchases $ - $ 105,488 Dividends paid $ 11,739 $ 82,261 Returns: TTM Return on Equity 26% 37% TTM Return on Invested Capital 22% 32% TTM Return on Assets 13% 19% (1) Net cash is defined as cash and cash equivalents plus short term investments less outstanding debt. 12 Date Published: 10/24/2018Key Balance Sheet and Cash Flow Statistics ($’s in thousands) YTD YTD Sep 30, Sep 29, 2017 2018 Balance sheet (period end amounts): Debt to Capital 15% 14% Net Cash (1) $ 1 78,026 $ 1 40,330 Cash flow: Cash flow from operations $ 1 32,264 $ 2 04,205 Capital expenditures $ 16,999 $ 7,325 Share repurchases $ - $ 105,488 Dividends paid $ 11,739 $ 82,261 Returns: TTM Return on Equity 26% 37% TTM Return on Invested Capital 22% 32% TTM Return on Assets 13% 19% (1) Net cash is defined as cash and cash equivalents plus short term investments less outstanding debt. 12 Date Published: 10/24/2018

(1) Free Cash Flow / Share Purchases (In Thousands) $250,000 50,000 $200,000 48,000 $150,000 46,000 $100,000 44,000 $50,000 42,000 $- 40,000 2013 2014 2015 2016 2017 Free Cash Flow Share Purchases Common Share Count Third quarter 2018 YTD (000's) Free cash flow (1) $ 1 96,880 Share purchases $ 1 05,488 Ending common share count 41,114 (1) Free cash flow is defined as cash flow from operations less capital expenditures, each set forth on the prior slide. 13 Date Published: 10/24/2018(1) Free Cash Flow / Share Purchases (In Thousands) $250,000 50,000 $200,000 48,000 $150,000 46,000 $100,000 44,000 $50,000 42,000 $- 40,000 2013 2014 2015 2016 2017 Free Cash Flow Share Purchases Common Share Count Third quarter 2018 YTD (000's) Free cash flow (1) $ 1 96,880 Share purchases $ 1 05,488 Ending common share count 41,114 (1) Free cash flow is defined as cash flow from operations less capital expenditures, each set forth on the prior slide. 13 Date Published: 10/24/2018

DESIGNED TO RESPOND BUILT TO DELIVER 14 Date Published: 10/24/2018DESIGNED TO RESPOND BUILT TO DELIVER 14 Date Published: 10/24/2018